Exhibit 99.1

                                   Term Sheet

                                  by and among

             National Rural Telecommunications Cooperative ("NRTC"),

North Central Communications and Iowa Lakes Electric Cooperative, on behalf of the Class certified in the United States District Court for the Central
District  of  California,   Case  No.  CV  00-2117  (the  "Class"),  and

        Hughes Communications Galaxy, Inc. and DIRECTV, Inc. ("DIRECTV")

                           Dated as of August 5, 2003

     This Term Sheet ("Term Sheet"), which will be effective as of August 5, 2003 ("Effective Date"), shall govern the resolution and settlement of all claims and issues currently pending in the litigation between NRTC, the Class, and DIRECTV in the United States District Court for the Central District of California, Case Nos. CV 99-5666, CV 99-8672, CV 00-2117, CV 01-0993, and CV
01-8121 ("the Consolidated Cases"). NRTC, DIRECTV, and the Class may hereinafter be referred to collectively as the "Parties." In consideration of the mutual covenants set forth below, which the Parties acknowledge as good and sufficient consideration, the Parties agree as follows:

I. Stipulated Dismissal Of All Claims: The Parties agree to dismiss with prejudice all their respective claims against each other in the Consolidated Cases pursuant to the settlement outlined in this Term Sheet. The Class shall dismiss with prejudice all of its claims through a Judgment of Dismissal based upon the Parties' settlement, subject to Court approval. Settlement of NRTC's claims and DIRECTV's counterclaims is contingent upon settlement of the Class's claims and Court approval of the Class settlement, and a Judgment of Dismissal shall be entered only thereafter.

II. Amendment of the DBS Distribution Agreement: NRTC and DIRECTV agree to amend the existing DBS Distribution Agreement (as defined below) as follows:

          (a) The Successor ROFR provision (Section 15), the definition of "Satellite" (Section 2.01), and the last three words of the first sentence, and all of the remainder, of Section 4.06(a) Service Term shall be deleted.
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          (b)  The last three  words of the first  sentence  of Section  4.06(a)
               shall be replaced with "Termination Date". The subsequent portion of Section 4.06(a) shall be replaced with a provision that states that unless the Existing DBS Distribution Agreement (as amended hereby) is terminated, is canceled, or expires earlier pursuant to other provisions of the Existing DBS Distribution Agreement (as amended hereby), the term shall continue until the date of termination of the Existing DBS Distribution Agreement, as amended hereby ("Termination Date"), which Termination Date shall be the later to occur of (x) the date on which (i) the remaining fuel on board DBS-1 is less than 6% of the initial fuel mass prior to launch, including reasonable provision for uncertainty in estimation of fuel, or (ii) there are fewer than eight (8)
               Transponders   on  DBS-1  capable  of  meeting  the   transponder
               performance  specifications of the respective Users or capable of
               providing   Transponder   Capacity   that   meets   the   Minimum
               Requirements; or (y) June 30, 2008.

          (c) The substitution provision in paragraph 1 of the 1994 Amendment to the Existing DBS Distribution Agreement concerning HBO, Cinemax, Showtime and the Movie Channel, will be deleted.

          (d) DIRECTV agrees that if, at any time during the terms of the Existing DBS Distribution Agreement, as amended hereby, or the New DBS Distribution Agreement (as defined below), DIRECTV relocates any of the specific single NTSC-source programming channels listed on Exhibit Z attached hereto (the "Exhibit Z Channels") to a DBS frequency or orbital location other than the 27 HCG Frequencies, the revenue share (including responsibility for programming costs) shall continue to be covered by those terms of the Existing DBS Distribution Agreement and New DBS Distribution Agreement applicable to services transmitted on the HCG Frequencies in NRTC Territories for such Exhibit Z Channels, despite such relocation.

               It is understood that the intent of this provision is to provide NRTC with assurance regarding its share of the revenues received from distribution of the Exhibit Z Channels on the DIRECTV DBS platform to the extent such distribution occurs, but in no event shall this provision be interpreted to require DIRECTV to continue distribution of any of the Exhibit Z Channels.

          (e) The DBS Distribution Agreement, as amended to date, including by the 1994 Amendment (as so amended, the "Existing DBS Distribution Agreement"), shall be amended to state specifically that, with respect to new programming launched on the platform after the date this Term Sheet is signed by all Parties, DIRECTV will provide NRTC with a pro rata share of (i) unconstrained launch support payments (i.e. cash payments or cancellation of indebtedness DIRECTV actually receives from a programmer in conjunction with the launch of the programmer's service with no restrictions on DIRECTV's use of the funds), with no restrictions on NRTC's use of the funds and (ii) constrained launch support payments (i.e., cash payments or cancellation of indebtedness which must be applied to promote such new services locally (as contrasted with national promotions)), which NRTC or its DBS participants must use in the manner prescribed by the provider of such programming services. If receipt of any such payments would require NRTC or its DBS participants to incur obligations beyond the amount distributed to them, they shall have a right to elect not to receive such payment. NRTC's pro rata share shall be determined based upon the method used in the programming agreement to calculate the launch fee payments. For example, if the programming agreement provides a fixed launch fee amount, NRTC's pro rata share shall be based on the percentage of NRTC households divided by total households in the United States. If the programming agreement provides a per subscriber launch fee payment based on actual subscribers to the programmer's service, NRTC's pro rata share shall be based on the actual number of NRTC subscribers divided by the total number of subscribers to that particular service. NRTC agrees not to argue that it is entitled to any other types of payments DIRECTV receives from programmers (as contrasted to its right to be assured that DIRECTV is billing NRTC for DIRECTV's actual cost of Programming Services or Standard Services net of all applicable discounts, rebates, price breaks or similar provisions of programming agreements), under any other provision of the Existing DBS Distribution Agreement, as amended, including but not limited to Sections 3.03, 3.05, 5.02, and 5.03 of the 1992 DBS Distribution Agreement and Paragraphs 3(I)(b), 3(III)(c), and 3(III)(f) of the 1994 Amendment. Advertising revenue will be shared as provided in
               Section 5.04 based on the 22 Programming Services identified in the attachment to the 1994 Amendment (as may be substituted from time to time in accordance with paragraph 1 of the 1994 Amendment, as amended hereby).

III. New DBS Distribution Agreement: In place of Section 15 and the Successor ROFR, the NRTC and DIRECTV will enter into a new DBS distribution agreement (the "New DBS Distribution Agreement"), on the same economic and other terms as the Existing DBS Distribution Agreement, except as modified by this Term Sheet, which will provide for the following:

          (a) The term of the New DBS Distribution Agreement shall commence on the end of the term of the Existing DBS Distribution Agreement, as amended hereby, and shall end on June 30, 2011,

          (b) DIRECTV shall have no further obligation to NRTC after June 30, 2011, other than any obligations that accrue prior to such date or survive termination, including the provisions set forth in this Section III,

          (c) NRTC will work to assure that subscribers in NRTC territories are transferred to DIRECTV effective as of June 30, 2011,

          (d) The New DBS Distribution Agreement will include terms covering a transition process to assure the transfer of subscribers to DIRECTV at the end of the term of the New DBS Distribution Agreement. NRTC will be obligated to cooperate with this transition process and will agree not to sell or market to any of the subscribers services which such subscribers have received pursuant to the New DBS Distribution Agreement or sell or share any related information about these subscribers to any third party other than DIRECTV and to make such information available to DIRECTV. At the end of the term of the New DBS Distribution Agreement, DIRECTV agrees to pay $150 for each subscriber successfully transferred to DIRECTV at such time, provided that the subscribers transferred meet a reasonable aging period of no greater than 45 days past due, and are subject to a charge-back if any of these subscribers, acquired in the prior 6 months, churn within 90 days after transfer to DIRECTV,

          (e) The New DBS Distribution Agreement will provide that NRTC may (and NRTC agrees that it shall) offer to each member of the Class, and each other DBS participant which accepts the settlement, a new

               Member Agreement ("New Member Agreement") in a form materially consistent with the existing Member Agreement (except as provided herein). The New Member Agreement must be approved by DIRECTV, which approval shall not be unreasonably withheld, and will include: (i) a term commencing at the end of the term of its existing Member Agreement and ending on June 30, 2011, on the terms and other provisions set forth in its Member Agreement, as amended by the provisions of this section, provided such Class member or other DBS participant is in good standing with NRTC at the end of the term of its existing Member Agreement(s); (ii) the releases provided for in Section VII below, to be effective upon execution of the New Member Agreement; (iii) such DBS participant's agreement to indemnify and hold NRTC, its officers and directors, harmless from and against any and all damages, liabilities, costs and expenses, including attorneys' fees and expenses, which any of them may incur or be obligated to pay or indemnify on account of any claim asserted, or suit brought by, such DBS participant or any of its affiliates, against DIRECTV or any of its affiliates, which does or could give rise to an indemnification obligation of NRTC to DIRECTV under the Existing DBS Distribution Agreement, as amended hereby, or under the New DBS Distribution Agreement, which indemnification provision shall be effective upon the execution of the New Member Agreement; and
               (iv) the Member or Affiliate will work to assure that subscribers in its territories are transferred to DIRECTV effective as of June 30, 2011, including (a) cooperating in the transition process negotiated by NRTC and DIRECTV pursuant to Section III(d) above; (b) making information regarding its subscribers available to DIRECTV; (c) not sharing any information related to its subscribers to any third party other than DIRECTV; and (d) agreeing not to sell or market to any of its subscribers any services which its subscribers have received pursuant to the New DBS Distribution Agreement. The New DBS Distribution Agreement will also provide that NRTC may itself serve, or offer to other members or affiliates of NRTC New Member Agreements for, the territories of any non-accepting DBS participants (or accepting DBS participants who do not execute a New Member Agreement within 30 days after approval of this settlement and Term Sheet by the Court) for the period comprising the term of the New Distribution Agreement, on the same terms as the New Member Agreements.

IV. Amendment of the Seamless Consumer Agreement: NRTC and DIRECTV agree to amend the Seamless Consumer Agreement between NRTC and DIRECTV (dated October 3, 2001, as amended through the date hereof) such that the term of the Seamless Consumer Agreement extends through June 30, 2011, and to delete the provisions of sections D1(c) and D1(d) of the Seamless Consumer Agreement. The Revenue Share from sales of services covered by the Seamless Consumer Agreement (except Non-Select Sports Programming) shall be adjusted to a flat 15% (without incentive increases), calculated in the same manner currently used in the Seamless Consumer Agreement. The Seamless Consumer Agreement will also cover TiVo and Para Todos at the 15% revenue share noted above. NRTC will no longer have an obligation to pay DIRECTV for programming costs for Para Todos. If Pegasus agrees to the terms of this settlement, the Pegasus/DIRECTV Seamless Consumer Agreement shall be amended in accordance with this paragraph; otherwise it will remain unchanged.

V. Business Continuity Provision: In the event that at any time prior to June 30, 2011, as a result of any "Liquidity Event" any then current subscribers to DIRECTV service of any Member(s) or DBS participant(s) (who are parties to a Member Agreement or a New Member Agreement) are successfully transferred to or acquired by DIRECTV (including for these purposes any parent, subsidiary, affiliate, successor or assign of DIRECTV), DIRECTV agrees that it will pay to NRTC an amount per month for each month thereafter through June 30, 2011, calculated by multiplying $2.70 by the number of subscribers so transitioned to DIRECTV in or as a result of any such Liquidity Event. As used herein, a "Liquidity Event" means and includes any direct or indirect transfer of any subscribers of any Member(s) or DBS participant(s) who are parties to a Member Agreement or a New Member Agreement to DIRECTV (directly or indirectly through any parent, subsidiary or other affiliated entity or successor or assign), whether by acquisition of assets of any such Member(s) or DBS participant(s) or its rights under any Member Agreement(s) or new Member Agreement(s), by purchase of capital stock, in a merger or consolidation, by direct or indirect acquisition of control of any such Member or DBS participant or any direct or indirect parent thereof, in any bankruptcy or reorganization proceeding, upon any default of any such Member or DBS participant under section 3.10(b) of the Existing DBS Distribution Agreement, any corresponding provision of the New DBS Distribution Agreement or otherwise. Upon the occurrence of a Liquidity Event, territory with respect to which the Liquidity Event has occurred shall cease to be NRTC territory and shall become

     DIRECTV territory and no further obligations shall arise between the parties under the New DBS Distribution Agreement or any Member Agreement or New Member Agreement with respect to such territory. Upon the occurrence of a Liquidity Event, NRTC will be obligated to cooperate in the transfer of subscribers to DIRECTV and will agree not to sell or market to any of the subscribers services which such subscribers have received pursuant to the New DBS Distribution Agreement or sell or share any related information about these subscribers to any third party other than DIRECTV.

VI. Approval: All the terms set forth in this Term Sheet are subject to approval by the Class and approval of the settlement by the Court after notice and a hearing. If the Class Representatives and Class counsel approve this Term Sheet, then the Class Representatives, joined as appropriate by NRTC and DIRECTV, will promptly request permission from the Court to notify the Class members of the potential settlement of the Class claims. If the Court approves such notice, the Class Representatives or Class counsel, as appropriate, will promptly serve the required notice(s) of the proposed settlement to the Class members and take all such other actions necessary to arrange for the required fairness hearing.

VII. Mutual Releases: The Parties agree to execute appropriate settlement and amendment agreements, consistent with the provisions of this Term Sheet, and appropriate mutual releases, including a waiver of the benefits of California Civil Code Section 1542, with respect to the claims referenced above. The New Member Agreements will also include appropriate releases by such DBS participant of DIRECTV (as a third-party beneficiary) and of NRTC, its officers and directors (including with regard to the terms of this settlement and all past claims, including known or unknown claims related to dealings between such parties under the applicable Member Agreement(s) through the date such DBS participant executes and delivers such New Member Agreement), and including a waiver of the benefits of California Civil Code
     Section 1542, or comparable provisions of the laws of any other jurisdictions, with respect to the matters referenced above. The terms of this settlement shall be deemed an accord and satisfaction with respect to all amounts claimed as damages or restitution in the litigation.

VIII.Indemnity: Notwithstanding anything to the contrary in the indemnification provisions of the Existing DBS Distribution Agreement:

          (a) NRTC and DIRECTV each will bear its own attorneys' fees and related defense costs with respect to obtaining Court approval of the settlement terms and defending against any claim, in any court, relating to or arising out of the settlement. In addition, NRTC agrees to indemnify DIRECTV with respect to any final judgment entered against DIRECTV in favor of any current DBS participant which challenges the settlement. Subject to the previous sentence, NRTC will continue to pay DIRECTV's attorneys' fees and associated defense costs with respect to the existing claims of Pegasus Satellite Television (or any of its affiliates) in its existing case against DIRECTV (case no. CV-00-0368 LGB) and will indemnify DIRECTV against any judgment entered in it.

          (b) NRTC and DIRECTV agree that NRTC shall not be required to pay any further defense costs, including attorneys' fees, associated with the Delaware patent case. NRTC agrees not to seek reimbursement for any defense costs paid by NRTC to date with respect to the Delaware patent case. NRTC will not be required to indemnify DIRECTV with respect to any judgment entered in the Delaware patent case unless and until a court has entered a final judgment that NRTC has such an obligation. NRTC's failure to indemnify DIRECTV concerning a judgment in the Delaware patent case, prior to a final judgment that it has such an obligation, will not be an NRTC Event of Default under the Existing DBS Distribution Agreement or the New DBS Distribution Agreement or otherwise provide DIRECTV with any power or right to terminate or cancel either agreement. NRTC and DIRECTV agree that the dismissal, with prejudice, of CV01-8121 will not preclude NRTC from disputing it has the obligation to indemnify DIRECTV against any judgment in the Delaware patent case or DIRECTV from arguing that NRTC does have the obligation to indemnify DIRECTV against such judgment.

          (c) If DIRECTV or any affiliate(s) or successor(s) in interest acquires (directly or indirectly) all or substantially all of the subscribers being serviced by Pegasus Satellite Television and its affiliates (or control of Pegasus and/or any of its affiliates serving all or substantially all of the subscribers being serviced by Pegasus and its affiliates) as a result of any Liquidity Event or other act or event, then any indemnification obligation of NRTC relating to Pegasus Satellite Television or any of its affiliates shall terminate, except for obligations already incurred.

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IX.  Authority/Agreement  To Be Bound:  Each of the Parties  executing this Term
     Sheet represents that: i) it has full power and authority to enter into this settlement; ii) the settlement terms do not violate any charter provisions, by-law, contractual provision or other term by which it is bound; iii) with the exception of the Class, the approval of which must be obtained in accordance with Section VI above, it has obtained the necessary approvals to enter into this settlement; and, iv) the person executing the Term Sheet on its behalf is duly authorized to do so. Upon execution, this Term Sheet shall be binding upon all Parties, subject to Court approval and Class approval. The Parties agree to negotiate the agreements, and amendments described above in good faith to reflect the above stated terms, including to make any conforming changes to any other applicable provisions of the Existing DBS Distribution Agreement and to correct any inadvertent and unintended changes to other provisions of the Existing DBS Distribution Agreement. If, however, a formal settlement agreement is not reached, this Term Sheet (and the terms recited herein shall be (as appropriate in each instance) incorporated into the Member Agreements, the Existing DBS Distribution Agreement, and the Consumer Seamless Agreement) shall remain binding upon all Parties and have the effect of amendments thereto. This Term Sheet may be executed in several counterparts, each of which shall be deemed an original. All parties agree that facsimile signatures by any other party shall be acceptable.

NATIONAL RURAL TELECOMMUNICATIONS COOPERATIVE


By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________



NORTH CENTRAL COMMUNICATIONS

By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________



IOWA LAKES ELECTRIC COOPERATIVE

By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________



DIRECTV, INC.

By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________

HUGHES COMMUNICATIONS GALAXY, INC.

By:   _________________________

Name:  _______________________

Title:  ________________________

Date:  ________________________

                                                      EXHIBIT Z


STARZ! East
STARZ! West
STARZ! Theater East
BLACK STARZ!
A Taste of Spice (Adult)
PLAYBOY TV (Adult)
Spice Platinum (Adult)
The Hot Network (Adult)
The Hot Zone (Adult)